CARLYLE CREDIT INCOME FUND
FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2026

IMPORTANT INFORMATION

About Carlyle Credit Income Fund
Carlyle Credit Income Fund is an externally managed closed-end fund focused on primarily investing in equity and junior debt tranches of collateralized loan obligations ("CLOs"). The CLOs are collateralized by a portfolio consisting primarily of U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. With Carlyle Global Credit Investment Management L.L.C. (“Carlyle” or “CGCIM”) as its investment adviser, the Fund draws upon the significant scale and resources of Carlyle and its affiliates as one of the world's largest CLO managers. For more information, visit www.carlylecreditincomefund.com.

Forward Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

CARLYLE CREDIT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
As of June 30, 2026
(expressed in U.S. dollars)

June 30, 2026
ASSETS
Investments, at fair value (cost $162,103,758)	$118,859,091
Cash and cash equivalents	2,814,532
Interest receivable	3,273,437
Deferred financing costs	498,919
Prepaid expenses	103,052
Total assets	$125,549,031

LIABILITIES
Preferred Shares (net of unamortized deferred issuance costs of $1,316,674) (Note 7)	$49,200,326
Secured credit facility	1,000,000
Payable for investments purchased	2,695,830
Incentive fee payable	135,779
Management fee payable	176,256
Professional fees payable	580,127
Interest payable	276,553
Administration and custodian fees payable	233,652
Other payables and accrued expenses	211,508
Total liabilities	$54,510,031

COMMITMENTS AND CONTINGENCIES (Note 8)

Net Assets	$71,039,000

COMPOSITION OF NET ASSETS
Paid-in capital	$152,202,673
Total distributable earnings (losses)	(81,163,673)
Total Net Assets	$71,039,000
Common shares outstanding (no par value)	21,367,010
Net asset value per share of common stock	$3.32

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
As of June 30, 2026
(expressed in U.S. dollars)

Issuer (1)(7)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO - Equity(4)(5)
522 Funding CLO 2021-7, Ltd.	Subordinated Notes (effective yield 0.00%, 4/23/2034)(8)	7/27/2023	$4,505,000	$266,073	$450	0.00%
AGL CLO 17, Ltd.	Subordinated Notes (effective yield 3.31%, 1/21/2035)	5/6/2024	2,750,000	1,732,878	664,272	0.94%
Aimco CLO 10, Ltd.	Subordinated Notes (effective yield 11.58%, 7/22/2032)	11/27/2023	11,792,500	6,094,412	5,573,466	7.85%
Aimco CLO 14, Ltd.	Subordinated Notes (effective yield 9.88%, 10/20/2038)	7/17/2023	6,200,000	4,477,136	3,744,161	5.27%
Allegro XVII, Ltd.	Subordinated Notes (effective yield 13.71%, 7/25/2038)	5/07/2025	1,875,000	1,465,907	1,074,804	1.51%
Apidos CLO XXV, Ltd.	Subordinated Notes (effective yield 0.00%, 1/20/2037)(8)	7/1/2025	6,000,000	380,058	115,800	0.16%
Apidos CLO XXXIII, Ltd.	Subordinated Notes (effective yield 9.47%, 10/24/2034)(6)	7/25/2024	7,780,000	3,998,822	3,256,822	4.58%
Apidos CLO XXXIX, Ltd.	Subordinated Notes (effective yield 8.86%, 10/21/2038)	5/2/2024	7,058,000	4,400,576	3,599,686	5.07%
Ares LIX CLO, Ltd.	Subordinated Notes (effective yield 14.94%, 4/25/2034)	12/7/2023	8,000,000	4,072,354	1,783,175	2.51%
Ares LV CLO, Ltd.	Subordinated Notes (effective yield 9.40%, 10/15/2037)	8/19/2025	7,500,000	4,958,616	3,120,763	4.39%
Ares LVI CLO, Ltd.	Subordinated Notes (effective yield 12.08%, 1/25/2038)	8/24/2023	4,751,000	2,681,423	2,000,053	2.82%
Ares LXXIV CLO, Ltd.	Subordinated Notes (effective yield 9.77%, 10/15/2037)	7/23/2025	4,000,000	3,099,719	1,883,719	2.65%
Audax CLO 12, Ltd.	Subordinated Notes (effective yield 18.51%, 4/22/2037)	3/3/2025	1,330,000	1,194,711	1,117,994	1.57%
Ballyrock CLO 16, Ltd.	Subordinated Notes (effective yield 11.27%, 7/20/2034)	8/20/2024	5,867,000	3,113,427	2,324,557	3.27%
Ballyrock CLO 18, Ltd.	Subordinated Notes (effective yield 7.39%, 4/15/2038)	8/16/2023	3,260,000	1,805,150	1,053,166	1.48%
Barings CLO, Ltd. 2019-III	Subordinated Notes (effective yield 14.00%, 1/20/2036)(6)	12/13/2023	7,695,466	3,328,658	2,243,135	3.16%
Barings CLO, Ltd. 2021-I	Subordinated Notes (effective yield 0.00%, 4/25/2034)(8)	7/17/2023	3,400,000	978,848	340,000	0.48%
Barings CLO, Ltd. 2025-I	Subordinated Notes (effective yield 10.79%, 4/20/2038)	2/14/2025	6,000,000	4,770,651	3,762,565	5.30%
Barings CLO, Ltd. 2025-VIII	Subordinated Notes (effective yield 13.69%, 1/15/2039)	12/3/2025	3,600,000	2,859,120	2,729,516	3.84%
Benefit Street Partners CLO XXIII, Ltd.	Subordinated Notes (effective yield 13.83%, 4/25/2034)	8/02/2023	13,236,700	7,310,769	5,776,975	8.13%
Benefit Street Partners CLO XXXVIII, Ltd.	Subordinated Notes (effective yield 7.29%, 1/25/2038)	12/17/2024	5,000,000	4,499,867	3,310,630	4.66%
Birch Grove CLO 3, Ltd.	Subordinated Notes (effective yield 7.31%, 1/19/2038)	9/4/2024	8,602,500	6,621,885	4,113,901	5.79%
CIFC Funding 2020-II, Ltd.	Subordinated Notes (effective yield 12.31%, 10/20/2034)	2/11/2025	11,999,500	5,829,847	5,025,044	7.07%
CIFC Funding 2023-III, Ltd.	Subordinated Notes (effective yield 13.51%, 1/20/2039)	5/19/2026	3,375,000	2,121,188	2,100,205	2.96%
Elmwood CLO 17, Ltd.	Subordinated Notes (effective yield 8.50%, 7/17/2037)	8/13/2025	17,500,000	10,675,620	8,855,850	12.47%
MidOcean Credit CLO XI, Ltd.	Subordinated Notes (effective yield 13.92%, 1/18/2036)	1/12/2024	6,250,000	3,633,975	2,474,079	3.48%
MidOcean Credit CLO XIV, Ltd.	Subordinated Notes (effective yield 8.10%, 4/15/2037)(6)	2/15/2024	6,750,000	4,299,873	2,984,101	4.20%
Neuberger Berman Loan Advisers CLO 41, Ltd.	Subordinated Notes (effective yield 12.37%, 4/15/2034)	11/1/2023	4,500,000	2,328,594	1,255,787	1.77%
Niagara Park CLO, Ltd.	Subordinated Notes (effective yield 15.53%, 1/17/2038)	12/1/2023	7,850,000	4,198,971	2,196,686	3.09%
Oaktree CLO 2019-3, Ltd.	Subordinated Notes (effective yield 9.98%, 1/20/2038)	6/12/2025	3,500,000	1,941,874	1,382,987	1.95%
OCP CLO 2015-9, Ltd.	Subordinated Notes (effective yield 10.79%, 1/15/2037)	12/6/2023	21,847,700	7,727,349	5,752,862	8.10%
OCP CLO 2017-13, Ltd.	Subordinated Notes (effective yield 6.66%, 11/26/2037)	5/13/2025	17,897,237	5,766,926	4,222,011	5.94%

CARLYLE CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
As of June 30, 2026
(expressed in U.S. dollars)

Issuer (1)(7)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
OCP CLO 2023-27, Ltd.	Subordinated Notes (effective yield 14.29%, 7/15/2038)	5/1/2026	$6,750,000	$3,915,000	$3,706,448	5.22%
OHA Credit Partners XIII, Ltd.	Subordinated Notes (effective yield 11.68%, 10/21/2034)	7/17/2023	2,950,000	1,658,594	1,292,584	1.82%
Riverbank Park CLO, Ltd.	Subordinated Notes (effective yield 12.56%, 1/25/2038)	11/4/2025	9,950,000	7,391,839	5,301,286	7.46%
RR 12, Ltd.	Subordinated Notes (effective yield 0.00%, 1/15/2036)(8)	7/31/2024	8,542,000	1,174,046	600,408	0.85%
RR 6, Ltd.	Subordinated Notes (effective yield 0.00%, 4/15/2036)(8)	4/25/2024	2,206,250	708,449	159,748	0.22%
Silver Point CLO 4, Ltd.	Subordinated Notes (effective yield 7.38%, 4/15/2037)	2/28/2025	7,140,000	4,486,862	2,526,906	3.56%
Voya CLO 2020-2, Ltd.	Subordinated Notes (effective yield 9.96%, 7/19/2034)	8/02/2023	13,597,500	9,565,807	7,571,362	10.66%
Voya CLO 2020-3, Ltd.	Subordinated Notes (effective yield 9.05%, 1/20/2038)	8/3/2023	5,798,000	3,637,390	2,756,310	3.88%
Total CLO Equity				$155,173,264	$113,754,274	160.13%
CLO - Debt(4)
Apidos CLO XXXIII, Ltd.	12.22% (3M Term SOFR + 8.55%, 4/24/2038)	4/23/2025	$250,000	$230,785	$233,987	0.33%
Elmwood CLO 17, Ltd.	10.64% (3M Term SOFR + 6.91%, 7/17/2039)	6/26/2026	2,930,250	2,695,830	2,695,830	3.79%
Total CLO Debt				$2,926,615	$2,929,817	4.12%
Real Estate(9)
Moores Crossing - Travis County, TX		7/14/2023	$4,000,000	$4,003,879	$2,175,000	3.07%
Total Real Estate				$4,003,879	$2,175,000	3.07%

Total Investments				$162,103,758	$118,859,091	167.32%

Cash Equivalents
City National Bank MMDA	Money Market Deposit Account		$2,051,854	$2,051,854	$2,051,854	2.89%
U.S. Bank MMDA	Money Market Deposit Account		762,678	762,678	762,678	1.07%
Total Cash Equivalents				$2,814,532	$2,814,532	3.96%

Total Investments and Cash Equivalents				$164,918,290	$121,673,623	171.28%

(1) The Fund is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2) Acquisition date represents the initial date of purchase or the date the investment was contributed to the Fund at the time of the Fund's formation.
(3) Fair value is determined by the Adviser in accordance with the written valuation policies and procedures, subject to oversight by the Fund's Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4) Securities exempt from registration under the Securities Act of 1933, and are deemed to be "restricted securities." As of June 30, 2026, the aggregate fair value of these securities is $116,684,091, or 164.25% of the Fund's net assets.
(5) CLO subordinated notes and subordinated fee notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Fund's policy to calculate the effective yield for each CLO equity position held within the Fund's portfolio at the initiation of each investment and to update it each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of June 30, 2026, the Fund's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 10.44%. When excluding called CLOs, the Fund’s weighted average effective yield on its CLO equity positions was 10.68%.
(6) Fair value includes the Fund’s interests in fee rebates on the CLO subordinated notes.
(7) The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value Measurements.”
(8) As of June 30, 2026, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(9) The Fund inherited a non-income producing defaulted real estate loan from VCIF that was not included in the legacy portfolio sale. Pursuant to a deed-in-lieu of foreclosure on August 10, 2023, the Fund has ownership of the real estate.

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended June 30, 2026
(expressed in U.S. dollars)

Nine Months Ended June 30, 2026
Investment Income
Interest income	$16,970,255
Total investment income	16,970,255

Expenses
Interest expense	7,017,873
Management fees	2,123,374
Incentive fees	389,532
Professional fees	985,337
Administration and custodian fees	482,371
Insurance expense	178,739
Printing expense	128,244
Transfer agent fees	133,038
Trustees' fees and expenses	93,494
Other expenses	87,753
Total expenses	11,619,755
Net Investment Income	5,350,500

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(19,374,639)
Net change in unrealized appreciation (depreciation) on investments	(29,185,003)
Net Realized and Unrealized Gain (Loss)	(48,559,642)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(43,209,142)

See accompanying Notes to the Financial Statements.

CARLYLE CREDIT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
For the Nine Months Ended June 30, 2026 and for the Year Ended September 30, 2025
(expressed in U.S. dollars)

	Nine Months Ended June 30, 2026	Year Ended September 30, 2025
Net increase (decrease) in net assets from operations:
Net investment income	$5,350,500	$15,208,865
Net realized gain (loss) on investment transactions	(19,374,639)	(17,706,825)
Net change in unrealized appreciation (depreciation) on investments	(29,185,003)	(3,504,909)
Net decrease in net assets resulting from operations	(43,209,142)	(6,002,869)

Distributions to shareholders from:
Net investment income	(16,238,458)	(10,363,754)
Return of capital	—	(13,459,803)
Total distributions to shareholders	(16,238,458)	(23,823,557)

Capital share transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Issuance of common shares	572,978	40,303,512
Reinvestment of dividends	—	1,823,533
Net increase in net assets from capital share transactions	572,978	42,127,045

Total increase (decrease) in net assets	(58,874,622)	12,300,619
Net assets at the beginning of the period	129,913,622	117,613,003
Net assets at the end of the period	$71,039,000	$129,913,622

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
STATEMENT OF CASH FLOWS (Unaudited)
For the Nine Months Ended June 30, 2026
(expressed in U.S. dollars)

Nine Months Ended June 30, 2026
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(43,209,142)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments, net of change in payable for investments purchased	(23,695,563)
Proceeds from disposition of investments and reductions to investment cost value, net of change in receivable for investments sold (1)	62,124,942
Net amortization on investments	(517)
Amortization of deferred issuance costs on preferred shares and credit facility	3,205,352
Net realized loss on investments	19,374,639
Net change in unrealized depreciation on investments	29,185,003
Changes in assets:
Decrease in interest receivable	2,919,318
Decrease in prepaid expenses and other assets	179,610
Changes in liabilities:
Decrease in incentive fee payable	(534,964)
Decrease in management fee payable	(129,376)
Decrease in interest payable on preferred shares	(89,675)
Decrease in professional fees payable	(159,156)
Increase in administration and custodian fees payable	70,938
Decrease in other payables and accrued expenses	(10,792)
Net cash provided by operating activities	49,230,617

Cash flows from financing activities
Borrowings on credit facility	25,500,000
Repayments on credit facility	(31,250,000)
Proceeds from the issuance of preferred shares	47,500,000
Deferred issuance costs for the issuance of preferred shares	(2,466,225)
Payments on preferred shares redeemed, net of redemptions payable	(72,000,000)
Proceeds from common shares issued, net of commissions and fees	72,978
Dividends paid to shareholders	(16,238,458)
Net cash used in financing activities	(48,881,705)
Net increase in cash and cash equivalents	348,912
Cash and cash equivalents, beginning of period	2,465,620
Cash and cash equivalents, end of period	$2,814,532

Supplemental information:
Cash paid for interest on preferred shares	$3,703,469
Non-cash activities:
Conversion of preferred shares to common shares (net of deferred issuance costs)	$500,000
(1) Proceeds from the disposition of investments and reductions to investment cost value includes $13,257,323 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals and refinancings during the nine month period ended June 30, 2026.

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
FINANCIAL HIGHLIGHTS (Unaudited)

	Nine Months Ended June 30, 2026	Year Ended September 30,
		2025	2024	2023(7)	2022
Per Share Operating Data
Net asset value, beginning of period	$6.13	$7.64	$8.42	$10.39	$11.69
Income (loss) from investment operations:
Net investment income (1)	0.25	0.81	1.19	0.05	0.50
Net realized and unrealized gain (loss) (2)	(2.29)	(1.13)	(0.74)	(1.20)	(0.80)
Total from investment operations	(2.04)	(0.32)	0.45	(1.15)	(0.30)
Dividends to shareholders from:
Net investment income (3)	(0.77)	(0.55)	(0.03)	(0.43)	(0.73)
Net realized gains (3)	—	—	—	—	(0.18)
Return of capital (3)	—	(0.71)	(1.20)	(0.40)	(0.09)
Total dividends	(0.77)	(1.26)	(1.23)	(0.82)	(1.00)
Effect of shares issued	$—	$0.07	$—	$—	$—
Net asset value, end of period	$3.32	$6.13	$7.64	$8.42	$10.39
Per share market value at beginning of period	$5.82	$8.23	$8.18	$8.92	$10.49
Per share market value at end of period	$2.79	$5.82	$8.23	$8.18	$8.92

Total Return based on Net Asset Value (4)	(35.37)%	(3.74)%	6.07%	(11.75)%	(2.77)%
Total Return based on Market Value (5)	(41.92)%	(15.09)%	17.21%	0.39%	(5.95)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,039	$129,914	$117,613	$98,751	$107,829
Ratio of gross expenses to average net assets (6)	16.35%	13.85%	12.92%	7.42%	3.27%
Ratio of net expenses to average net assets (6)	16.35%	13.85%	12.92%	6.72%	3.09%
Ratio of net expenses before incentive fees to average net assets (6)	15.80%	11.36%	9.72%	N/A	N/A
Ratio of net investment income to average net assets (6)	7.53%	11.72%	15.10%	0.56%	4.53%
Portfolio turnover rate	22.89%	28.91%	17.69%	100.91%	28.39%
Asset coverage of preferred shares and credit facility	238%	258%	285%	N/A	N/A
Loan Outstanding, End of Year/Period (in thousands) (8)	$1,000	$6,750	N/A	N/A	$7,455
Asset Coverage Ratio for Loan Outstanding (8)	12,256%	3,143%	N/A	N/A	1,546%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (8)	$122,556	$31,434	N/A	N/A	$15,463
Weighted Average Loans Outstanding (in thousands) (8)	$2,761	$7,542	N/A	$3,732	$8,051
Weighted Average Interest Rate on Loans Outstanding (8)	7.03%	7.45%	N/A	7.94%	4.50%
(1) Per share amounts are calculated based on the average shares outstanding during the period.
(2) Net realized and unrealized gain (loss) includes adjustments to reconcile change in net asset value (“NAV”) per share. The amount may not agree with the change in the aggregate net realized and unrealized gain (loss) due to the timing of the issuance of the Fund’s common shares in relation to fluctuating market values for the portfolio.
(3) Management monitors available taxable earnings to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s shareholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.
(4) Total return based on net asset value (not annualized) is based on the change in net asset value per common share during the year plus the declared dividends on common stock, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the period. Had the Adviser not waived expenses, total returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5) Total return based on market value (not annualized) is calculated as the change in market value per common share during the period plus the declared dividends on common stock, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning market price for the period. Had the Adviser not waived expenses, total returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(6) Annualized for periods less than one full year. For years ended September 2022 and 2023, the Fund waived certain expenses in connection with an expense limitation agreement. For the nine month period ended June 30, 2026, there were no expenses waived. See Note 4. Related Party Transactions, for further information.

CARLYLE CREDIT INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)
(7) Effective at the close of business on July 14, 2023, CGCIM replaced Oakline Advisors as the Fund’s new investment adviser and the Fund’s investment strategy was changed to invest primarily in debt and equity tranches issued by collateralized loan obligations. Prior to the close of business on July 14, 2023, the investment strategy was to invest primarily in mortgage notes secured by residential real estate.
(8) On July 11, 2025, the Fund entered into a revolving credit and security agreement (the “Credit Facility”). The weighted average loans outstanding and weighted average interest rate on loans outstanding were calculated from August 13, 2025 (initial date the Fund borrowed under the Credit Facility) through September 30, 2025 for the year ended September 30, 2025. The obligations under the Credit Facility are secured by a first priority lien on substantially all of the Fund’s portfolio investments (see Note 6, Borrowings). A revolving line of credit agreement between the Fund and Nexbank was terminated on July 5, 2023.

Senior Securities
Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Credit Facility
June 30, 2026	$1,000,000	$122,556.00	$—	N/A
September 30, 2025	$6,750,000	$31,434.17	$—	N/A
8.75% Series A Term Preferred Shares
September 30, 2025	$52,000,000	$64.48	$25.00	$25.74
September 30, 2024	$52,000,000	$71.29	$25.00	$25.60
7.125% Series B Convertible Preferred Shares
June 30, 2026	$3,017,000	$2,378.94	$1,000.00	N/A
September 30, 2025	$3,517,000	$2,579.17	$1,000.00	N/A
September 30, 2024	$11,517,000	$2,851.68	$1,000.00	N/A
7.50% Series C Convertible Preferred Shares
September 30, 2025	$20,000,000	$2,579.17	$1,000.00	N/A
7.375% Series D Term Preferred Shares
June 30, 2026	$30,000,000	$59.47	$25.00	$25.20
7.25% Series E Convertible Preferred Shares
June 30, 2026	$17,500,000	$2,378.94	$1,000.00	N/A

(1) Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2) Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of the outstanding senior securities as calculated in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a per share liquidation preference of $25 in the case of the 8.75% Series A Term Preferred Shares and 7.375% Series D Term Preferred Shares, and $1,000 in the case of the 7.125% Series B Convertible Preferred Shares, 7.50% Series C Convertible Preferred Shares and the 7.25% Series E Convertible Preferred Shares). With respect to the Credit Facility, the asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.
(3) The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.
(4) The average market value per unit is calculated by taking the average of the closing price of the 8.75% Series A Term Preferred Shares (NYSE: CCIA) and the 7.375% Series D Term Preferred Shares (NYSE: CCID) for each day during the year for which they were listed on the NYSE. Not applicable for the 7.125% Series B Convertible Preferred Shares, the 7.50% Series C Convertible Preferred Shares, the 7.25% Series E Convertible Preferred Shares, and the Credit Facility as they do not have market quoted levels.

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.ORGANIZATION
Carlyle Credit Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on April 8, 2011. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund currently has one class of common shares which commenced operations on December 30, 2011. The Fund was previously named Vertical Capital Income Fund (“VCIF”) and was managed by its Adviser, Oakline Advisors LLC (“Oakline”). Effective at the close of business on July 14, 2023, the Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C.
On January 12, 2023, the Fund entered into a definitive agreement (the “Transaction Agreement”) with the Adviser pursuant to which, among other things, CGCIM would become the investment adviser to the Fund (the “Transaction”). Pursuant to the Transaction Agreement, the investment advisory agreement between the Fund and Oakline terminated at or near the closing of the Transaction (the “Closing”). As a result, the holders of the Fund’s common shares (“Shareholders”) were asked to approve a new investment advisory agreement between the Fund and CGCIM and to approve certain other proposals upon which the Closing was conditioned. The Shareholders approved the new Investment Advisory Agreement and the other proposals at a shareholder meeting on June 15, 2023, followed by the Closing, which occurred on July 14, 2023. In connection with Closing, (i) the Fund sold existing investments with a gross asset value equal to approximately 97% of the total gross asset value of such investments as of August 31, 2022, subject to certain exclusions; (ii) CGCIM replaced Oakline as the Fund’s new investment adviser; (iii) the Fund’s investment strategy was changed to invest primarily in debt and equity tranches issued by collateralized loan obligations; (iv) each of the Fund’s trustees and officers were replaced; (v) the Fund changed its name on July 14, 2023 from Vertical Capital Income Fund to Carlyle Credit Income Fund; and (vi) on July 27, 2023 the Fund’s common shares began trading on NYSE under the symbol “CCIF.” In addition, Shareholders of the Fund received a special one-time payment of $10,000,000 from CGCIM (or one of its affiliates), or approximately $0.96 per common share.
Following the closing of the Transaction and pursuant to the Transaction Agreement, (i) CG Subsidiary Holdings L.L.C., an affiliate of the Adviser (the “Purchaser”) commenced a tender offer on July 18, 2023 to purchase up to $25,000,000 of outstanding Fund common shares at the then-current net asset value per common share (the “Tender Offer”), and (ii) the Purchaser agreed to invest $15,000,000 into the Fund through the purchase of newly issued Fund common shares at a price equal to the greater of the then-current net asset value per common share and the net asset value per common share that represents the tender offer purchase price (the “New Issuance”), and through acquiring common shares in private purchases (the “Private Purchase”).
The Tender Offer expired on August 28, 2023, and the Purchaser accepted for purchase 3,012,049 common shares at a purchase price of $8.30 per common share for an aggregate purchase price of $25,000,007, excluding fees and expenses relating to the Tender Offer.
On September 12, 2023, the Fund closed the New Issuance and issued and sold 1,269,537 common shares to the Purchaser at a purchase price of $8.52 per common share, which price represented the net asset value per common share as of the closing of the New Issuance, for an aggregate purchase price of $10,816,451.
On September 12, 2023, the Purchaser closed the Private Purchase and acquired 504,042 common shares from existing shareholders of the Fund.
Prior to the close of business on July 14, 2023, the Fund’s investment objective was to generate income by primarily investing in mortgage notes secured by residential real estate. Following the closing of the Transaction, the Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLO”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.” LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing. The CLO securities in which the Fund primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
addition, the CLO equity and junior debt securities in which the Fund invests are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies the Fund’s risk of loss on such investments.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at fair value. With the exception of the line item entitled “preferred shares” which is reported at amortized cost, the carrying value for all other assets and liabilities approximates their fair value. The Fund’s fiscal year ends on September 30, and unless otherwise noted, references to fiscal year or year are for fiscal years ended September 30.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts in the financial statements and accompanying notes. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3. Fair Value Measurements, for further information.
Cash and Cash Equivalents
Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. Treasury notes) with original maturities of three months or less. The Fund’s cash and cash equivalents are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit. The Fund classifies cash equivalents as Level 1 in the fair value hierarchy. Cash equivalents are carried at cost or amortized cost which approximates fair value.
Interest from Investments
CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the U.S. GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the quarterly period.
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Interest Expense
Interest expense includes the Fund’s dividends associated with its 8.75% Series A Term Preferred Shares (the “Series A Term Preferred Shares”), its 7.125% Series B Convertible Preferred Shares (the “Series B Convertible Preferred Shares”), its 7.50% Series C Convertible Preferred Shares (the “Series C Convertible Preferred Shares”), its 7.375% Series D Term Preferred Shares (the “Series D Term Preferred Shares”), its 7.25% Series E Convertible Preferred Shares (the “Series E Convertible Preferred Shares”), and its Credit Facility. Interest expense also includes the Fund’s amortization of deferred issuance costs associated with its Series A Term Preferred Shares, its Series B Convertible Preferred Shares, its Series C Convertible Preferred Shares, its Series D Term Preferred Shares, its Series E Convertible Preferred Shares, and its Credit Facility.
Prepaid Expenses
Prepaid expenses consist primarily of insurance premiums and ATM program expenses. See Note 9. Capital, for further information. Insurance premiums are amortized over the term of the current policy. Prepaid ATM program expenses represent fees and expenses incurred in connection with the ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount and are charged to paid-in-capital. Any remaining prepaid expense balance associated with the ATM program is charged to expense at the earlier of the end of the program period, or at the effective date of a new ATM program.
Preferred Shares (See Note 7. Preferred Shares, for further information)
The Fund authorized and issued its Series A Term Preferred Shares and its Series B Convertible Preferred Shares during the year ended September 30, 2024. The Fund authorized and issued its Series C Convertible Preferred Shares during the year ended September 30, 2025. The Fund authorized and issued its Series D Term Preferred Shares and its Series E Convertible Preferred Shares during the nine month period ended June 30, 2026. The Fund carries its mandatory redeemable Series A Term Preferred Shares, Series B Convertible Preferred Shares, Series C Convertible Preferred Shares, Series D Term Preferred Shares, and Series E Convertible Preferred Shares at amortized cost, and such shares are included as a liability on the Statement of Assets and Liabilities.
Deferred Issuance Costs
Deferred issuance costs consist of fees and expenses incurred in connection with the closing of the Fund’s Series A Term Preferred Shares, Series B Convertible Preferred Shares, Series C Convertible Preferred Shares, Series D Term Preferred Shares, Series E Convertible Preferred Shares, and the Credit Facility. Deferred issuance costs related to the Series A Term Preferred Shares and Series D Term Preferred Shares are amortized over the period the shares are outstanding. Deferred issuance costs related to the Series B Convertible Preferred Shares, Series C Convertible Preferred Shares and Series E Convertible Preferred Shares are amortized over the shorter of 12 months or the period the shares are outstanding. Deferred issuance costs related to the Credit Facility are amortized on the straight-line basis over the term of the Credit Facility. The amortized expenses are included in interest expense in the Fund’s financial statements. The unamortized deferred issuance costs related to the Series A Term Preferred Shares, Series B Convertible Preferred Shares, Series C Convertible Preferred Shares, Series D Term Preferred Shares, and Series E Convertible Preferred Shares are included on the Fund’s Statement of Assets and Liabilities as a direct deduction from the related preferred share liability. The unamortized balance of such costs related to the Credit Facility is included in Deferred Issuance Costs on the Fund’s Statement of Assets and Liabilities.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends
The composition of distributions paid to common shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common shareholders are recorded as a liability on ex-dividend date.
The Fund has an “opt out” dividend reinvestment plan (“DRP”) that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the DRP will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by the Transfer Agent, the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from a pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1— inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the nine month period ended June 30, 2026, there were no transfers.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of June 30, 2026:

	As of June 30, 2026
	Level 1	Level 2	Level 3	Total
Assets
Cash Equivalents	$2,814,532	$—	$—	$2,814,532
Collateralized Loan Obligations	—	—	116,684,091	116,684,091
Real Estate	—	—	2,175,000	2,175,000
Total Investments, at Fair Value	$2,814,532	$—	$118,859,091	$121,673,623
The changes in the Fund’s investments at fair value for which the Fund has classified as Level 3 for the nine month period ended June 30, 2026, are as follows:

	For the Nine Months Ended June 30, 2026
	Collateralized Loan Obligations	Real Estate	Total

Balance, beginning of period	$190,028,718	$2,175,000	$192,203,718
Purchases of investments	26,391,393	—	26,391,393
Proceeds from sales and paydowns of investments (1)	(51,176,895)	—	(51,176,895)
Net realized gains (losses)	(19,374,639)	—	(19,374,639)
Accretion of discount (premium)	517	—	517
Net change in unrealized appreciation (depreciation)	(29,185,003)	—	(29,185,003)
Balance, end of period	$116,684,091	$2,175,000	$118,859,091
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(34,348,356)	$—	$(34,348,356)
(1) Includes $13,257,323 of return of capital on CLO investments from recurring cash flows and refinancings.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
The following table summarizes the Fund’s financial liabilities disclosed, but not carried at fair value as of June 30, 2026 and the level of each financial liability within the fair value hierarchy:

	As of June 30, 2026
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit Facility (1)	$1,000,000	$1,000,000	$—	$—	$1,000,000
7.125% Series B Convertible Preferred Shares (2)	3,017,000	2,840,952	—	—	2,840,952
7.375% Series D Term Preferred Shares (3)	29,111,694	30,612,000	30,612,000	—	—
7.25% Series E Convertible Preferred Shares (2)	17,071,632	16,157,455	—	—	16,157,455
Total	$50,200,326	$50,610,407	$30,612,000	$—	$19,998,407
(1) The carrying value of the credit facility generally approximates its fair value due to its variable interest rates. The credit facility is categorized as Level 3 within the hierarchy.
(2) Fair value is estimated by discounting remaining payments using current market rates, plus the fair value of the embedded conversion option as determined using an applicable pricing model.
(3) For the Series D Term Preferred Shares, fair value is based upon the closing price on the last day of the period. The Series D Term Preferred Shares are listed on the New York Stock Exchange (trading symbol “CCID”).
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of June 30, 2026:

	Fair Value as of June 30, 2026	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Collateralized Loan Obligations	$116,038,654	Consensus Pricing	Indicative Quotes	0.01%	93.6%	49.3%
	$645,437	Discounted Cash Flow	Discount Rate	20.0%	20.0%	20.0%
Real Estate	2,175,000	Market Approach	Bid Price	54.4%	54.4%	54.4%
Total Level 3 Investments	$118,859,091
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in CLOs are indicative quotes. Significant decreases in indicative quotes may result in a significantly lower fair value measurement. The Fund’s Real Estate investment is being valued based on an indicative bid received.
4. RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
On November 28, 2022, the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, as amended, approved the Investment Advisory Agreement, subject to Shareholder approval. The Board weighed a number of factors in reaching its decision to approve the Investment Advisory Agreement, including, without limitation, the history, reputation, and resources of CGCIM, prior performance results achieved by CGCIM, and quality of services to be provided by CGCIM. The Board considered CGCIM’s expertise in managing collateralized loan obligation securities.
The Shareholders approved the Investment Advisory Agreement on June 15, 2023 and it became effective on July 14, 2023, at which time the original Investment Advisory Agreement between the Fund and Oakline Advisors, LLC terminated. Pursuant to the Investment Advisory Agreement, by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).
The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the month-end value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.
The Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 2.00%;
•100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 2.4242% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 2.4242% (9.6968% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.4242% of net assets; and
•17.5% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” will be payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 2.4242% (9.6968% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 17.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
During the nine month period ended June 30, 2026, the management fee was $2,123,374 and the incentive fee related to pre-incentive net investment income was $389,532.
As of June 30, 2026, $176,256 and $135,779 were included in management fee payable and incentive fee payable, respectively, in the accompanying Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund entered into an Expense Limitation Agreement under which the Adviser had agreed contractually to waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) Incentive Fees, expenses related to equity or debt offerings, and (iii) expenses associated with the Transaction Agreement, including expenses related to the liquidation as defined therein) in respect of the relevant month not to exceed 2.50% of the Fund’s average daily net assets. The Expense Limitation Agreement terminated based on its terms on August 17, 2023, which was the date that 75% of the Fund’s gross assets were invested in collateralized loan obligation equity and debt investments.
CGCIM also had a Fee Waiver Agreement under which it had agreed to irrevocably waive the portion of its management and incentive fees on Fund managed assets invested in exchange traded funds through January 12, 2024 (the “Termination Date”), as the Fund’s portfolio transitioned to the new investment strategy. CGCIM was not entitled to recoup any waived fees under the Fee Waiver Agreement. For the period from July 14, 2023, the date CGCIM replaced Oakline as the Fund’s new investment adviser, through the Termination Date, the Fund did not have any investments in exchange traded funds, and thus no management or incentive fees were waived under the Fee Waiver Agreement.

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NOTES TO FINANCIAL STATEMENTS (Continued)
The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

Board of Trustees
The Fund’s Board of Trustees currently consists of five members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees may establish additional committees in the future. During the nine month period ended June 30, 2026, the Fund incurred $93,494 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of June 30, 2026, no fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 24% of the Fund's total outstanding shares as of June 30, 2026. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
5. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the CLO investments we target. As a result, the Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio.
The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Adviser has engaged an independent valuation firm to fair value the Fund’s Level 3 investments on a monthly basis. A retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s/instrument’s valuation. The valuation approach may vary by security/instrument but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund it advises in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer

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NOTES TO FINANCIAL STATEMENTS (Continued)
of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Collateralized Loan Obligations
The Fund invests in CLOs. Investments in CLO securities involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.
Covenant-Lite Loans Risk
    Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Subordinated Securities
CLO equity and junior debt securities are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.
High Yield Investment Risk
The CLO equity and junior debt securities are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.
Default Risk
The Fund is subject to risks associated with defaults on an underlying asset held by a CLO.
•A default and any resulting loss, as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For

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NOTES TO FINANCIAL STATEMENTS (Continued)
example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.
•In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.
Non-Diversification Risk
The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.
Leverage Risk
The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of loss since the use of leverage magnifies losses.
Senior Management Personnel of the Adviser
Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.
Conflicts of Interest Risk
The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, trustees or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs and registered closed-end funds, including Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Tactical Private Credit Fund. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.
Liquidity Risk
Generally, there is no public market for the CLO investments the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.
The Adviser’s Incentive Fee Risk
The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and tariffs, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict in the Middle East or between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. It is not possible to predict the duration or extent of longer-term consequences of these conflicts, which could include further sanctions, retaliatory and escalating measures, embargoes, regional instability, geopolitical shifts and adverse effects on or involving macroeconomic conditions, the energy sector, supply chains, inflation, security conditions, currency exchange rates and financial markets around the globe. Any such market disruptions could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 caused materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
The senior secured loans underlying the CLOs in which the Fund invests typically have floating interest rates. A fluctuating interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Fund invests. In addition, fluctuating interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have Benchmark floors, if the Benchmark is below the applicable Benchmark floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Fund holds.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government

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NOTES TO FINANCIAL STATEMENTS (Continued)
regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price would be adversely impacted.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
The assets underlying the CLO securities are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments are subject to prepayment risk. If the Fund or a CLO collateral manager is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Cybersecurity Risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
6. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is 300% or more for leverage obtained through debt or 200% or more for leverage obtained through preferred shares. As of June 30, 2026, asset coverage (exclusive of preferred shares) was 12,256% and asset coverage (inclusive of preferred shares) was 238%.

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NOTES TO FINANCIAL STATEMENTS (Continued)
Credit Facility
On July 11, 2025, the Fund entered into a revolving credit and security agreement (the “Credit Facility”). The Credit Facility provides for maximum borrowings up to $30 million and includes an uncommitted accordion feature that permits increases up to $50 million, subject to lender consent and other conditions.

The Credit Facility has an initial stated maturity of 36 months from the closing date, with the option for the Fund to extend such maturity on up to two occasions for additional one-year terms, subject to certain conditions. Proceeds of the facility may be used for general corporate purposes, including investment activities and working capital needs, subject to compliance with the asset coverage requirements under the Investment Company Act of 1940.

Borrowings under the Credit Facility bear interest, at the Fund’s election, at either (i) Term SOFR plus 3.25%, or (ii) the Prime Rate plus 3.25%. The facility includes customary financial and restrictive covenants, including leverage, asset coverage, and liquidity requirements, as well as restrictions on incurrence of additional debt and liens. As of June 30, 2026, the Fund was in compliance with all covenants and other requirements under the Credit Facility. The obligations under the Credit Facility are secured by a first priority lien on substantially all of the Fund’s portfolio investments, subject to customary exceptions.

The Credit Facility consisted of the following as of June 30, 2026:

	Total Facility	Borrowings Outstanding	Amount Available (1)
Credit Facility	$30,000,000	$1,000,000	$29,000,000
(1) The Amount Available for borrowing is the Total Facility less Borrowings Outstanding, and is subject to compliance with applicable covenants and financial ratios.
For the nine month period ended June 30, 2026, $153,289 of interest expense related to the Credit Facility was included in interest expense on the Statement of Operations. Costs incurred in connection with the closing of the Credit Facility are being amortized to interest expense over the term of the Credit Facility. For the nine month period ended June 30, 2026, the Fund recorded $184,238 of amortization of deferred issuance costs related to the Credit Facility.

7. PREFERRED SHARES
8.75% Series A Term Preferred Shares
On October 24, 2023, the Fund issued 1,200,000 shares of 8.75% Series A Term Preferred Shares due October 31, 2028, for aggregate gross proceeds of $30,000,000. On November 6, 2023, pursuant to the overallotment option granted to the Underwriters in the Underwriting Agreement, dated October 18, 2023, the Fund issued 80,000 additional shares for gross proceeds of $2,000,000. On November 30, 2023, the Fund issued an additional 800,000 shares for gross proceeds of $20,000,000. The shares are listed on the New York Stock Exchange under the symbol “CCIA”. On November 3, 2025 (the "Redemption Date"), the Fund redeemed all of the outstanding 8.75% Series A Term Preferred Shares. The following table summarizes the details of the Fund’s Series A Term Preferred Shares:

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per share	Total Raise
Series A Term Preferred Shares	10/24/2023	11/3/2025	8.75%	2,080,000	$25.00	$52,000,000
The redemption price of the Series A Term Preferred Shares was $25 per share, plus an amount equal to all unpaid dividends and distributions on each share accumulated to (but excluding) the Redemption Date.
The holders of Series A Term Preferred Shares were entitled to receive monthly dividends at a fixed annual rate of 8.75% of the Series A Liquidation Preference ($2.1875 per share per year), or the dividend rate. Cumulative cash dividends on each share of Series A Term Preferred Shares accumulated from and included the original issue date. Dividends on the Series A Term Preferred Shares were accrued daily, payable monthly in arrears, and included in Interest expense on the Statement of Operations. For the nine month period ended June 30, 2026, $404,560 of dividend expense related to the Series A Term Preferred Shares was included in interest expense on the Statement of Operations. Costs incurred in connection with the issuance of the Series A Term Preferred Shares were amortized to interest expense over the term of the Series A Term Preferred Shares. For the nine month period ended June 30, 2026, the Fund recorded $1,354,722 of amortization of deferred issuance costs related to the Series A Term Preferred Shares.

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NOTES TO FINANCIAL STATEMENTS (Continued)
7.125% Series B Convertible Preferred Shares
On August 27, 2024, the Fund issued 11,517 shares of 7.125% Series B Convertible Preferred Shares due August 27, 2029, in a private placement for aggregate gross proceeds of $11,517,000. The Series B Convertible Preferred Shares have a liquidation preference of $1,000.00 per share (the “Series B Liquidation Preference”), and pay a quarterly dividend at a fixed annual rate of 7.125% of the Series B Liquidation Preference, or $71.25 per share, per year. The Series B Convertible Preferred Shares rank senior to the common shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation, or winding up of the Fund’s affairs. The Series B Convertible Preferred Shares rank equal in priority with the Fund’s Series D Term Preferred Shares, and Series E Convertible Preferred Shares. The following table summarizes the details of the Fund’s Series B Convertible Preferred Shares:

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per share	Total Raise
Series B Convertible Preferred Shares	8/27/2024	8/27/2029	7.125%	11,517	$1,000.00	$11,517,000
At any time on or after February 27, 2025, at the Fund’s sole option, the Fund may redeem, from time to time, the outstanding Series B Convertible Preferred Shares in whole or in part, at a price per share equal to the sum of the Series B Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares. The Fund is required to redeem all outstanding Series B Convertible Preferred Shares on August 27, 2029 (the “Series B Term Redemption Date”), at a redemption price equal to the Series B Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Fund cannot effect any amendment, alteration or repeal its obligation to redeem all of the Series B Convertible Preferred Shares on the Series B Term Redemption Date without the prior, unanimous approval of the holders of the Series B Convertible Preferred Shares.
Shareholders of the Series B Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the issuance of the Series B Convertible Preferred Share into common shares equal to the Series B Liquidation Preference of the Series B Convertible Preferred Shares, plus an amount equal to accumulated but unpaid dividends, if any, divided by the Conversion Price. The “Series B Conversion Price” is the greater of (i) the market price per common share, represented by the average official closing price for the five trading days immediately prior to the date of exercise, or (ii) the Fund’s most recently reported net asset value per common share immediately prior to the date of exercise. If the Fund fails to fulfill its obligations to deliver common shares upon conversion, the quarterly dividend rate payable on the Series B Convertible Preferred Shares will increase to a fixed annual rate of 9.125% of the Series B Liquidation Preference until the date on which the Fund fulfills its delivery obligations. No holder of Series B Convertible Preferred Shares may exercise its conversion right if upon conversion the holder would receive common Shares that would cause funds and accounts managed by the investment adviser to such funds and account and any person controlled by the parent company of such investment adviser to beneficially own in the aggregate more than 4.9% of the common Shares. In addition, notwithstanding anything in the Fund's Declaration of Trust to the contrary, no holder of Series B Convertible Preferred Shares that is an investment company (as defined in the 1940 Act) or would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act may exercise its conversion privilege or be entitled to receive common Shares upon the exercise of its conversion privilege, to the extent (but only to the extent) that the receipt of such common Shares would cause such holder to become, directly or indirectly, a beneficial owner of more than 3% of the Fund's outstanding voting securities.
For the nine month period ended June 30, 2026, $182,034 of dividend expense related to the Series B Convertible Preferred Shares was included in interest expense in the Statement of Operations. Costs incurred in connection with the issuance of the Series B Convertible Preferred Shares were amortized to interest expense over the 12 months period following the initial issuance date.
The Series B Convertible Preferred Shares were recorded net of unamortized deferred issuance costs and included as a liability on the Statement of Assets and Liabilities. The carrying value of the Series B Convertible Preferred Shares is $3,017,000. As of June 30, 2026, 8,500 shares have been converted into common shares of the Fund. The Fund’s Series B Convertible Preferred Shares balance as of June 30, 2026, was as follows:

As of June 30, 2026
Series B Liquidation Preference	$3,017,000
Less: Unamortized deferred issuance costs(1)	—
Carrying value	$3,017,000
Fair value	$2,840,952
Fair value price per share	$941.65

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(1) As of June 30, 2026, the deferred issuance costs related to the Series B Convertible Preferred Shares were fully amortized.

7.50% Series C Convertible Preferred Shares
On January 31, 2025, the Fund issued 20,000 shares of 7.50% Series C Convertible Preferred Shares due January 31, 2030, in a private placement for aggregate net proceeds (before expenses) of approximately $18,600,000. The Series C Convertible Preferred Shares had a liquidation preference of $1,000.00 per share (the “Series C Liquidation Preference”), and paid a quarterly dividend at a fixed annual rate of 7.50% of the Series C Liquidation Preference, or $75.00 per share, per year. The Series C Convertible Preferred Shares ranked senior to the common shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation, or winding up of the Fund’s affairs. The Series C Convertible Preferred Shares ranked equal in priority with the Fund’s Series A Term Preferred Shares, Series B Convertible Preferred Shares, Series D Term Preferred Shares, and Series E Convertible Preferred Shares. On March 30, 2026 (the "Redemption Date"), the Fund redeemed all of the outstanding 7.50% Series C Convertible Preferred Shares. The following table summarizes the details of the Fund’s Series C Convertible Preferred Shares:

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per share	Total Raise
Series C Convertible Preferred Shares	1/31/2025	3/30/2026	7.50%	20,000	$1,000.00	$20,000,000
The redemption price of the Series C Convertible Preferred Shares was $1,000 per share, plus an amount equal to all unpaid dividends and distributions on each share accumulated to (but excluding) the Redemption Date.
For the nine month period ended June 30, 2026, $747,193 of dividend expense related to the Series C Convertible Preferred Shares was included in interest expense in the Statement of Operations. Costs incurred in connection with the issuance of the Series C Convertible Preferred Shares were amortized to interest expense over the shorter of 12 months or the period the shares were outstanding. For the nine month period ended June 30, 2026, the Fund recorded $513,838 of amortization of deferred issuance costs related to the Series C Convertible Preferred Shares.

7.375% Series D Term Preferred Shares
On October 30, 2025, the Fund issued 1,200,000 shares of 7.375% Series D Term Preferred Shares (the “Series D Term Preferred Shares”) due October 30, 2028, for aggregate gross proceeds of $30,000,000. The shares are listed on the New York Stock Exchange under the symbol “CCID”. The Series D Term Preferred Shares rank equal in priority with the Fund’s Series B Convertible Preferred Shares, and Series E Convertible Preferred Shares. The following table summarizes the details of the Fund’s Series D Term Preferred Shares:

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per share	Total Raise
Series D Term Preferred Shares	10/30/2025	10/30/2028	7.375%	1,200,000	$25.00	$30,000,000
Each holder of Series D Term Preferred Shares is entitled to a liquidation preference of $25.00 per share (the “Series D Liquidation Preference”), plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. The Fund is required to redeem all outstanding shares of the Series D Term Preferred Shares on October 30, 2028 (the “Series D Mandatory Redemption Date”), at a redemption price equal to the Series D Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Fund cannot effect any modification of or repeal its obligation to redeem the Series D Term Preferred Shares on the Series D Mandatory Redemption Date without the prior, unanimous approval of the holders of the Series D Term Preferred Shares. At any time on or after October 30, 2026, (the “Optional Redemption Date”), the Fund may, at its sole option, redeem the outstanding Series D Term Preferred Shares in whole or, from time to time, in part, at the Series D Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares.

The holders of Series D Term Preferred Shares are entitled to receive monthly dividends at a fixed annual rate of 7.375% of the Series D Liquidation Preference ($1.84375 per share per year), or the dividend rate. Cumulative cash dividends on each share of Series D Term Preferred Shares accumulate from, and including, the original issue date. Dividends on the Series D Term Preferred Shares were accrued daily, payable monthly in arrears, and included in Interest expense on the Statement of Operations.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
For the nine month period ended June 30, 2026, $1,480,761 of dividend expense related to the Series D Term Preferred Shares was included in interest expense on the Statement of Operations. Costs incurred in connection with the issuance of the Series D Term Preferred Shares were amortized to interest expense over the term of the Series D Term Preferred Shares. For the nine month period ended June 30, 2026, the Fund recorded $246,983 of amortization of deferred issuance costs related to the Series D Term Preferred Shares.

The Series D Term Preferred Shares are recorded net of unamortized deferred issuance costs and included as a liability on the Statement of Assets and Liabilities. The carrying value of the Series D Term Preferred Shares is $29,111,694.
The Fund’s Series D Term Preferred Shares balances as of June 30, 2026, were as follows:

As of June 30, 2026
Series D Liquidation Preference	$30,000,000
Less: Unamortized deferred issuance costs	888,306
Carrying value	$29,111,694
Fair value (1)	$30,612,000
Fair value price per share (1)	$25.51
(1) Represents the June 30, 2026 closing market price per share of the Series D Term Preferred Shares on the New York Stock
Exchange.
7.25% Series E Convertible Preferred Shares
On October 30, 2025, the Fund issued 17,500 shares of 7.25% Series E Convertible Preferred Shares due October 30, 2030, in a private placement for aggregate net proceeds (before expenses) of approximately $16,275,000. The Series E Convertible Preferred Shares have a liquidation preference of $1,000.00 per share (the “Series E Liquidation Preference”), and pay a quarterly dividend at a fixed annual rate of 7.25% of the liquidation preference, or $72.50 per share, per year. The Series E Convertible Preferred Shares rank senior to the common shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation, or winding up of the Fund’s affairs. The Series E Convertible Preferred Shares rank equal in priority with the Fund’s Series B Convertible Preferred Shares, and Series D Term Preferred Shares. The following table summarizes the details of the Fund’s Series E Convertible Preferred Shares:

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per share	Total Raise
Series E Convertible Preferred Shares	10/30/2025	10/30/2030	7.25%	17,500	$1,000.00	$17,500,000

At any time on or after May 1, 2026, at the Fund’s sole option, the Fund may redeem, from time to time, the outstanding Series E Convertible Preferred Shares in whole or in part, at a price per share equal to the sum of the Series E Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares. The Fund is required to redeem all outstanding Series E Convertible Preferred Shares on October 30, 2030 (the “Series E Term Redemption Date”), at a redemption price equal to the Series E Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Fund cannot effect any amendment, alteration or repeal its obligation to redeem all of the Series E Convertible Preferred Shares on the Series E Term Redemption Date without the prior, unanimous approval of the holders of the Series E Convertible Preferred Shares.

Shareholders of the Series E Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the issuance of the Series E Convertible Preferred Shares into common shares equal to the Series E Liquidation Preference of the Series E Convertible Preferred Shares, plus an amount equal to accumulated but unpaid dividends, if any, divided by the Series E Conversion Price. The “Series E Conversion Price” is the greater of (i) the market price per common share, represented by the average official closing price for the five trading days immediately prior to the date of exercise, or (ii) the Fund’s most recently reported net asset value per common share immediately prior to the date of exercise. If the Fund fails to fulfill its obligations to deliver common shares upon conversion, the quarterly dividend rate payable on the Series E Convertible Preferred Shares will increase to a fixed annual rate of 9.25% of the liquidation preference until the date on which the Fund fulfills its delivery obligations. No holder of the Series E Convertible Preferred Shares may exercise its conversion right if upon conversion the holder would receive common Shares that would cause funds and accounts managed by the investment adviser to such funds and account and any person controlled by the parent company of such investment adviser to beneficially own in the aggregate more than 4.9% of the common Shares. In addition, notwithstanding anything in the Fund’s Declaration of Trust to the contrary, no holder of Series E Convertible Preferred Shares that is an investment company (as defined in the 1940 Act) or would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act may exercise its

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
conversion privilege or be entitled to receive common Shares upon the exercise of its conversion privilege, to the extent (but only to the extent) that the receipt of such common Shares would cause such holder to become, directly or indirectly, a beneficial owner of more than 3% of the Fund’s outstanding voting securities.
For the nine month period ended June 30, 2026, $844,684 of dividend expense related to the Series E Convertible Preferred Shares was included in interest expense in the Statement of Operations. Costs incurred in connection with the issuance of the Series E Convertible Preferred Shares were amortized to interest expense over the shorter of 12 months or the period the shares are outstanding. For the nine month period ended June 30, 2026, the Fund recorded $905,571 of amortization of deferred issuance costs related to the Series E Convertible Preferred Shares.
The Series E Convertible Preferred Shares are recorded net of unamortized deferred issuance costs and included as a liability on the Statement of Assets and Liabilities. The carrying value of the Series E Convertible Preferred Shares is $17,071,632. The Fund’s Series E Convertible Preferred Shares balance as of June 30, 2026, was as follows:

As of June 30, 2026
Series E Liquidation Preference	$17,500,000
Less: Unamortized deferred issuance costs	428,368
Carrying value	$17,071,632
Fair value	$16,157,455
Fair value price per share	$923.28

Except where otherwise stated in the 1940 Act or the Fund's Declaration of Trust, each holder of Series B Convertible Preferred Shares, Series D Term Preferred Shares, and Series E Convertible Preferred Shares will be entitled to one vote for each share of preferred shares held on each matter submitted to a vote of the Fund's shareholders. The Fund's preferred shareholders and common shareholders will vote together as a single class on all matters submitted to the Fund's shareholders. Additionally, the Fund's preferred shareholders will have the right to elect two Preferred Trustees at all times, while the Fund's preferred shareholders and common shareholders, voting together as a single class, will elect the remaining members of the Board.
The following table details the Fund’s sources of leverage as of June 30, 2026:

Outstanding Principal Balance as of
June 30, 2026
Borrowings
Credit Facility	$1,000,000
Preferred Shares
Series B Convertible Preferred Shares	3,017,000
Series D Term Preferred Shares	30,000,000
Series E Convertible Preferred Shares	17,500,000
Total	$51,517,000
Weighted average interest rate	7.31%

8. COMMITMENTS AND CONTINGENCIES
The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
9. CAPITAL
The Fund has an unlimited amount of common shares, no par value, authorized and 21,367,010 issued and outstanding. Transactions in common shares for the nine month period ended June 30, 2026 were as follows:

Nine Months Ended June 30, 2026
Beginning Shares	21,198,622
Shares issued through dividend reinvestment	—
Shares issued pursuant to the ATM program	21,762
Shares issued in connection with conversion of preferred shares	146,626
Ending Shares	21,367,010

At-The-Market (“ATM”) Program
On October 4, 2023, the Fund entered into an Equity Distribution Agreement, as amended on May 20, 2024, November 21, 2024, and May 21, 2025, with Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., Oppenheimer & Co. Inc., and Lucid Capital Markets, LLC (the “Placement Agents”). The Equity Distribution Agreement originally allowed for the offer and sale of up to $75,000,000 in aggregate amount of the Fund’s common shares, through the Placement Agents, through an ATM offering, as defined in Rule 415 under the Securities Act of 1933. As of the amendment on May 21, 2025, the Fund increased the maximum aggregate amount of common shares to be sold through the ATM program from $75,000,000 to $125,000,000. The minimum price on any day at which common shares may be sold will not be below the current net asset value of such common shares. For the nine month period ended June 30, 2026, the Fund sold a total of 21,762 common shares pursuant to the ATM program. The total amount of capital raised under these issuances was $74,128 and net proceeds were $73,848 after deducting the Placement Agents’ commissions and offering expenses.
Registered Direct Placement of Common Shares
On August 26, 2024, the Fund entered into a purchase agreement for the purchase and sale of common shares in a registered direct placement pursuant to the Fund’s effective shelf registration filed with the SEC. On August 27, 2024, the Fund sold 1,444,865 common shares and received approximately $11.5 million in proceeds before expenses. The offering, which was accretive to shareholders, was executed at a price above the Fund’s NAV per common share.
10. SEGMENT REPORTING
The Fund operates through a single operating and reporting segment and its primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. The chief operating decision maker (“CODM”) is the Fund’s Principal Executive Officer. The CODM assesses the performance of the Fund and makes operating decisions, primarily based on the Fund’s net asset value, net investment income and increase/decrease in net assets resulting from operations. These performance measures also aid the CODM in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions, strategic initiatives, and managing and assessing the Fund’s portfolio. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as total assets and the significant segment expenses are listed on the accompanying Statement of Operations.
11. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of June 30, 2026.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. The Fund’s federal tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after the returns are filed. The Fund’s state and local tax returns may remain open for an additional year, depending on the applicable jurisdiction.
The Fund’s taxable income for each period is an estimate and will not be finally determined until the Fund files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
distribution in the following period, may be different than this estimate. For the nine month period ended June 30, 2026, the Fund made distributions of $16,238,458, in which the final tax character of income will be determined at year end.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table.

Nine Months Ended June 30, 2026
Federal tax cost of securities	$141,965,079
Gross unrealized appreciation	20,141,881
Gross unrealized depreciation	(43,247,869)
Net unrealized appreciation (depreciation)	$(23,105,988)

12. SUBSEQUENT EVENTS
On July 31, 2026, the Fund paid a monthly dividend of $0.06 per common share to holders of record on July 21, 2026. Additionally, on August 19, 2026, the Fund declared dividends of $0.06 per common share, payable on each of September 30, 2026, October 30, 2026, and November 30, 2026, to holders of record as of September 18, 2026, October 20, 2026, and November 17, 2026, respectively.
On July 31, 2026, the Fund paid a quarterly dividend of $17.8125 per share on its 7.125% Series B Convertible Preferred Shares to holders of record on July 21, 2026.
On July 31, 2026, the Fund paid a monthly dividend of $0.1536 per share on its 7.375% Series D Term Preferred Shares to holders of record on July 21, 2026. Additionally, on August 19, 2026, the Fund declared dividends of $0.1536 per share on its 7.375% Series D Term Preferred Shares, payable on each of September 30, 2026, October 30, 2026, and November 30, 2026, to holders of record as of September 18, 2026, October 20, 2026, and November 17, 2026, respectively.
On July 31, 2026, the Fund paid a quarterly dividend of $18.125 per share on its 7.25% Series E Convertible Preferred Shares to holders of record on July 21, 2026.
The Fund evaluated subsequent events through the date the financial statements were issued and noted no other events that require recognition or disclosure in the financial statements.